UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

June 3, 2019

ENSERVCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 18th St., Suite 1925N

Denver, CO 8022

Address of principal executive offices

303-333-3678

Telephone number, including

Area code

_____________________________

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.005 par value per share	ENSV	NYSE

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 5.07 for information regarding the election of directors at the annual stockholders’ meeting of Enservco Corporation, a Delaware corporation (the “Company” or “Enservco”) held on June 3, 2019.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 3, 2019, the Company held its annual meeting of stockholders (the “Meeting”). At the Meeting, four proposals were submitted to the stockholders for approval as set forth in the 2019 Proxy Statement as filed with the U.S. Securities and Exchange Commission on April 18, 2019. As of the record date, April 9, 2019, a total of 54,334,829 shares of Company common stock were outstanding and entitled to vote. In total, 39,958,941 shares of Company common stock were represented at the meeting, which represented approximately 73.54% of the shares outstanding and entitled to vote as of the record date.

At the Meeting, the stockholders approved all of the proposals submitted. The votes on the proposals were cast as set forth below:

1.     Proposal No. 1 – Election of directors. The stockholders elected the entire slate of directors presented to the stockholders.

Name	Votes For	Withheld Authority To Vote	Broker Non-Votes
Keith J. Behrens	20,753,931	1,121,634	18,083,376
Ian Dickinson	20,629,471	1,246,094	18,083,376
Christopher D Haymons	20,754,730	1,120,835	18,083,376
Robert S. Herlin	20,678,639	1,196,926	18,083,376
William A. Jolly	20,753,004	1,122,561	18,083,376
Richard A. Murphy	19,812,959	2,062,606	18,083,376

2.     Proposal No. 2 – Ratification and approval of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstain	Broker Non-Vote
39,517,730	75,586	365,625	-

3.     Proposal No. 3 – Approval, on an advisory basis, of the compensation of Enservco's named executive officers.

For	Against	Abstain	Broker Non-Vote
19,248,228	1,673,535	953,802	18,083,376

4.     Proposal No. 4 – Selection, on an advisory basis, of the frequency of the advisory vote on the compensation program for Enservco's named executive officers.

Votes cast for three years	Votes cast for two years	Votes cast for one year	Abstain	Broker Non-Vote
15,161,748	1,087,719	5,489,967	136,131	18,083,376

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on June 6, 2019.

Enservco Corporation

By:	/s/ Dustin Bradford
Dustin Bradford, Chief Financial Officer

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